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                                                         SEC File Nos. 033-36962
                                                                       811-06175

                               ECLIPSE FUNDS INC.

                          MAINSTAY ASSET MANAGER FUND

                   Supplement dated November 9, 2005 to the
                      Statement of Additional Information
                dated March 1, 2005 revised as of July 28, 2005

This Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI") regarding the MainStay Asset Manager Fund (the "Fund"), a series of Eclipse Funds Inc. (the "Company"). You may obtain copies of the Prospectus and/or the SAI, free of charge, by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Ave., Parsippany, New Jersey 07054.

Effective January 2, 2006, the MainStay Asset Manager Fund is changing its name to the MainStay Income Manager Fund. All references to the MainStay Asset Manager Fund in the SAI shall be changed to the MainStay Income Manager Fund.

In connection with the change in the Fund's name, there also will be certain changes to the Fund's principal investment strategies. Effective January 2, 2006, the following changes are made to the Fund's SAI:
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1.    The following replaces the last paragraph on page 11 of the SAI under
      "MainStay Asset Manager Fund":

      The Fund's allocation is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

2. On page 52 of the SAI, please replace the fourth full paragraph that begins "The MainStay Asset Manager Fund" with the following:

      The MainStay Income Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the Russell 1000(R) Index and The Lehman Brothers(R) Aggregate Bond Index.

           - PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE -


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